COOPERATIVE BANKSHARES REPORTS THIRD QUARTER EARNINGS
                             INCREASE OF 51 PERCENT.


For Immediate Release: October 23, 2002

     Wilmington, NC--Cooperative Bankshares, Inc. (NASDAQ: "COOP") reported net income for the quarter ended September 30, 2002, of $1,219,879 or $0.43 per diluted share, a 51% increase over the same quarter last year. Net income for the quarter ended September 30, 2001, was $805,465 or $0.28 per diluted share.

     Net income for the nine months ended September 30, 2002, was $3,639,543 or $1.27 per diluted share, a 75% increase over the same period last year. Net income for the nine months ended September 30, 2001, was $2,082,721 or $0.74 per diluted share.

     Total assets at September 30, 2002, were $498 million; stockholders' equity was $37.1 million and represented 7.44% of assets.

     Cooperative Bankshares, Inc. (NASDAQ: "COOP") is the parent company of Cooperative Bank and Lumina Mortgage, Inc. Chartered in 1898, Cooperative provides a full range of financial services through 17 financial centers in Eastern North Carolina. Lumina Mortgage, Inc. is a mortgage brokerage firm, originating and selling residential mortgage loans through offices in Wilmington, North Carolina, North Myrtle Beach, South Carolina and Virginia Beach, Virginia.



                           For Additional Information
                           --------------------------
                       Frederick Willetts, III, President
                Todd L. Sammons, CPA, Senior Vice President/ CFO
                   Linda B. Garland, Vice President/ Secretary

            COOPERATIVE BANKSHARES, INC.
                   201 MARKET ST.                                   UNAUDITED SELECTED FINANCIAL DATA
                WILMINGTON, NC 28401                                  NASDAQ SYMBOL: COOP

---------------------------------------------------------------------------------------------------------------------------
BALANCES AS OF:                             09/30/02         06/30/02        03/31/02            12/31/01        09/30/01
---------------------------------------------------------------------------------------------------------------------------
ASSETS                                   $498,035,065     $479,434,570    $462,845,520        $458,114,065    $443,781,028
STOCKHOLDERS'  EQUITY                      37,065,288       35,775,614      34,142,488          33,618,280      33,009,994
DEPOSITS                                  359,872,874      360,535,738     352,082,543         339,830,052     340,615,280
BOOK VALUE (2,835,947 SHARES AS
  OF 9/30/02)                                   13.07            12.62           12.04               11.86           11.69

NON-PERFORMING ASSETS:
  ACCRUING LOANS  90  DAYS PAST DUE           424,080          224,528         780,364           2,562,681       1,792,869
  NON-ACCRUAL LOANS                           124,892            6,607         299,271             505,378         253,369
  FORECLOSED REO                              599,588        1,283,041       1,192,133             759,272       1,080,372
                                         ----------------------------------------------------------------------------------
    TOTAL NON-PERFORMING ASSETS          $  1,148,560     $  1,514,176    $  2,271,768        $  3,827,331    $  3,126,610
                                         ==================================================================================

---------------------------------------------------------------------------------------------------------------------------
FOR THE QUARTER ENDED:                     9/30/2002         6/30/2002       3/31/2002           12/31/2001      9/30/2001
---------------------------------------------------------------------------------------------------------------------------
NET INTEREST MARGIN                              3.54%            3.57%           3.33%               2.97%           2.99%
  (NET INTEREST INCOME /
  AVERAGE INTEREST-EARNING ASSETS)

EARNING ASSETS/LIABILITIES                     107.20%          106.60%         106.80%             106.60%         108.50%

STOCKHOLDERS' EQUITY/ASSETS                      7.44%            7.46%           7.38%               7.34%           7.44%

---------------------------------------------------------------------------------------------------------------------------

NET INCOME                               $  1,219,879     $  1,131,162    $  1,288,502 *      $    806,222    $    805,465
                                         ==================================================================================

NET INCOME  PER DILUTED SHARE            $       0.43     $       0.40    $       0.45        $       0.28    $       0.28
                                         ==================================================================================
DILUTED WEIGHTED AVERAGE
  NUMBER OF SHARES                          2,861,290        2,861,143       2,843,398           2,832,285       2,828,829
                                         ==================================================================================

ALLOWANCE FOR LOAN LOSSES
    PROVISION                            $    120,000     $    120,000    $    280,000        $    160,000    $    120,000
    CHARGE OFFS                                10,317          118,404         218,060              15,472          35,283
    RECOVERIES                                    649              624           4,895                 657           3,109
                                         ----------------------------------------------------------------------------------
    BALANCE                              $  2,702,124     $  2,591,792    $  2,589,572        $  2,522,737    $   2,377,552
                                         ==================================================================================

Note:Earnings per share are computed based on the weighted average number of dilutive shares outstanding, after giving retroactive effect for any stock dividends and splits.
*    Includes gain on sale of real estate of $285,728 after tax.

             COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
            CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

                                                                        SEPTEMBER 30, 2002         December 31, 2001*
                                                                        ------------------         ------------------
                                                                           (UNAUDITED)
                                ASSETS
  Cash and due from banks, noninterest-bearing                            $ 16,089,833                $ 10,709,799
  Interest-bearing deposits in other banks                                          --                   1,585,779
                                                                          ------------                ------------
    Total cash and cash equivalents                                         16,089,833                  12,295,578
  Securities:
    Available for sale (amortized cost of $42,307,557 in September 2002
     and $42,661,527 in December 2001)                                      42,988,564                  42,970,180
    Held to maturity (estimated market value of $8,483,291 in September
     2002 and $5,282,815 in December 2001)                                   8,309,326                   5,000,000
  FHLB stock                                                                 4,154,900                   4,154,900
  Loans held for sale                                                       18,285,278                          --
  Loans                                                                    389,642,176                 375,980,628
   Less allowance for loan losses                                            2,702,124                   2,522,737
                                                                          ------------                ------------
    Net loans                                                              386,940,052                 373,457,891
  Other real estate owned                                                      599,588                     759,272
  Accrued interest receivable                                                2,315,623                   2,637,367
  Premises and equipment, net                                                7,137,366                   6,471,715
  Other assets                                                              11,214,535                  10,367,162
                                                                          ------------                ------------
          Total assets                                                    $498,035,065                $458,114,065
                                                                          ============                ============

                 LIABILITIES AND STOCKHOLDERS' EQUITY
  Deposits                                                                $359,872,874                $339,830,052
  Short-term borrowings                                                     53,039,188                  35,000,000
  Escrow deposits                                                              730,464                     220,944
  Accrued interest payable                                                     114,882                     264,391
  Accrued expenses and other liabilities                                     4,118,613                   1,083,242
  Long-term obligations                                                     43,093,756                  48,097,156
                                                                          ------------                ------------
       Total liabilities                                                   460,969,777                 424,495,785
                                                                          ------------                ------------
Stockholders' equity:
  Preferred stock, $1 par value, 3,000,000 shares authorized,
    no shares issued and outstanding                                                --                          --
  Common stock, $1 par value, 7,000,000 shares authorized,
    2,835,947 and 2,835,447 shares issued and outstanding                    2,835,947                   2,835,447
  Additional paid-in capital                                                 2,440,645                   2,435,720
  Accumulated other comprehensive income                                       415,414                     188,278
  Retained earnings                                                         31,373,282                  28,158,835
                                                                          ------------                ------------
       Total stockholders' equity                                           37,065,288                  33,618,280
                                                                          ------------                ------------
          Total liabilities and stockholders' equity                      $498,035,065                $458,114,065
                                                                          ============                ============

* Derived from audited consolidated financial statements

                   COOPERATIVE BANKSHARES, INC. AND SUBSIDIARY
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                   (UNAUDITED)

                                                   THREE MONTHS ENDED          NINE MONTHS ENDED
                                                     SEPTEMBER 30,               SEPTEMBER 30,
                                              --------------------------   -------------------------
                                                  2002           2001         2002          2001
                                              -----------    -----------   -----------   -----------
INTEREST INCOME:
  Loans                                       $ 6,682,082    $ 7,034,182   $19,930,985   $21,186,198
  Securities                                      610,326        748,095     1,980,064     1,980,307
  Other                                            18,473         23,640        42,391       251,975
  Dividends on FHLB stock                          54,981         63,892       168,273       194,221
                                              -----------    -----------   -----------   -----------
       Total interest income                    7,365,862      7,869,809    22,121,713    23,612,701
                                              -----------    -----------   -----------   -----------
INTEREST EXPENSE:
  Deposits                                      2,462,594      3,857,524     7,918,261    11,950,354
  Borrowed funds                                  917,751        889,419     2,722,183     2,591,290
                                              -----------    -----------   -----------   -----------
       Total interest expense                   3,380,345      4,746,943    10,640,444    14,541,644
                                              -----------    -----------   -----------   -----------

NET INTEREST INCOME                             3,985,517      3,122,866    11,481,269     9,071,057
Provision for  loan losses                        120,000        120,000       520,000       300,000
                                              -----------    -----------   -----------   -----------
       Net interest income after provision
         for loan losses                        3,865,517      3,002,866    10,961,269     8,771,057
                                              -----------    -----------   -----------   -----------
NONINTEREST INCOME:
   Net gains on sale of loans                     704,043             --       765,385         2,420
   Net gains on sale of securities                     --         98,086       135,182       110,485
   Service charges and fees on loans              140,280        176,025       478,035       511,240
   Deposit-related fees                           259,586        235,176       770,515       717,690
   Gain on sale of real estate                         --             --       464,977            --
   Bank-owned life insurance earnings              85,658             --       285,332            --
   Other income, net                               84,664         23,583       187,639        68,134
                                              -----------    -----------   -----------   -----------
       Total noninterest income                 1,274,231        532,870     3,087,065     1,409,969
                                              -----------    -----------   -----------   -----------
NONINTEREST EXPENSE:
   Compensation and fringe benefits             2,083,599      1,223,555     5,053,817     3,789,730
   Occupancy and equipment                        619,565        540,116     1,686,959     1,605,919
   Advertising                                    103,043         89,984       239,863       200,929
   Real estate owned                               (1,267)         5,594         9,260         4,957
   Other                                          472,247        432,811     1,448,232     1,339,461
                                              -----------    -----------   -----------   -----------
     Total noninterest expenses                 3,277,187      2,292,060     8,438,131     6,940,996
                                              -----------    -----------   -----------   -----------
Income before income taxes                      1,862,561      1,243,676     5,610,203     3,240,030
Income tax expense                                642,682        438,211     1,970,660     1,157,309
                                              -----------    -----------   -----------   -----------
NET INCOME                                      1,219,879    $   805,465     3,639,543   $ 2,082,721
                                              ===========    ===========   ===========   ===========
NET INCOME PER SHARE:
   Basic                                      $      0.43    $      0.29   $      1.28   $      0.75
                                              ===========    ===========   ===========   ===========
   Diluted                                    $      0.43    $      0.28   $      1.27   $      0.74
                                              ===========    ===========   ===========   ===========
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
   Basic                                        2,835,947      2,814,347     2,835,634     2,787,611
                                              ===========    ===========   ===========   ===========
   Diluted                                      2,861,290      2,828,829     2,856,083     2,820,185
                                              ===========    ===========   ===========   ===========

                                                                       For the quarter ended
                                                        SEPTEMBER 30, 2002                      SEPTEMBER 30, 2001
                                                 -------------------------------       -------------------------------
(DOLLARS IN THOUSANDS)                                                   Average                               Average
                                                 Average                  Yield/       Average                  Yield/
                                                 Balance     Interest      Cost        Balance     Interest      Cost
                                                 -------     --------   --------       -------     --------     ------
Interest-earning assets:
   Interest-bearing deposits in other banks     $  3,512      $   18       2.05%      $  2,464      $   24       3.90%
   Securities:
        Available for sale                        39,212         504       5.14%        42,420         634       5.98%
        Held to maturity                           8,460         107       5.06%         8,000         114       5.70%
   FHLB stock                                      4,155          55       5.29%         3,755          64       6.82%
   Loan portfolio                                394,554       6,682       6.77%       360,529       7,034       7.80%
                                                --------      ------                  --------      ------
    Total interest-earning assets                449,893       7,366       6.55%       417,168       7,870       7.55%
Non-interest earning assets                       27,670                                16,704
                                                --------                              --------
Total assets                                    $477,563                              $433,872
                                                ========                              ========

Interest-bearing liabilities:
   Deposits                                     $339,539      $2,462       2.90%      $323,613      $3,858       4.77%
   Borrowed funds                                 80,120         918       4.58%        60,860         889       5.84%
                                                --------      ------                  --------      ------
    Total interest-bearing liabilities           419,659       3,380       3.22%       384,473       4,747       4.94%
                                                              ------                                ------
Non-interest bearing liabilities                  21,185                                16,745
                                                --------                              --------
    Total liabilities                            440,844                               401,218
    Stockholders' equity                          36,719                                32,654
                                                --------                              --------
Total liabilities and stockholders' equity      $477,563                              $433,872
                                                ========                              ========
Net interest income                                           $3,986                                $3,123
                                                              ======                                ======
Interest rate spread                                                       3.33%                                 2.61%
                                                                          =====                                 =====
Net yield on interest-earning assets                                       3.54%                                 2.99%
                                                                          =====                                 =====
Percentage of average interest-earning
   assets to average interest-bearing
   liabilities                                                            107.2%                                108.5%
                                                                          =====                                 =====